Exhibit 10.67

Schedule of Project Loans under the
Guaranty Federal Master Loan Agreement which is
attached as Exhibit 10.65to the Company's Form 10-Q for the period ending March 31, 1999, as amended by the Second Modification attached as Exhibit 10.8 to the Company's Form 10-Q for the period ending June 30, 2000

Facility Name	Location	Loan Amount	Date of Loan
Alterra Clare Bridge Cottage of Austintown	Austintown, OH	$2,555,726.00	March 26, 1999
Alterra Clare Bridge Cottage of Middletown	Middletown, OH	$2,314,985.00	March 26, 1999
Alterra Clare Bridge of Eden Prairie	Eden Prairie, MN	$5,070,914.00	January 8,1999
Alterra Clare Bridge of North Oaks	North Oaks, MN	$4,795,657.00	January 8, 1999
Alterra Clare Bridge of Olympia	Olympia, WA	$4,938,738.00	January 8, 1999
Alterra Clare Bridge of Plymouth	Plymouth, MN	$4,880,809.00	January 8, 1999
Alterra Clare Bridge of Puyallup	Puyallup, WA	$4,633,862.00	January 8, 1999
Alterra Clare Bridge of Spokane	Spokane, WA	$4,542,758.00	January 8, 1999
Alterra Sterling House of Merillville	Merillville, IN	$3,126,422.00	February 19, 1999
Alterra Sterling House of Portage	Portage, IN	$2,966,706.00	February 19, 1999
Alterra Sterling House of Richmond	Richmond, IN	$3,002,792.00	February 19, 1999
Alterra Sterling House of Salem	Perry, OH	$2,084,073.00	February 23, 1999
Alterra Sterling House of Westerville	Columbus, OH	$2,729,703.00	March 26, 1999